Exhibit 99.1

DPW Holdings Announces Change of Date of Second Annual Investor Day Conference and Webcast

Newport Beach, CA, September 18, 2020 -- DPW Holdings, Inc. (NYSE American: DPW) a diversified holding company (“DPW” or the “Company”) announced today that the date of DPW’s Second Annual Investor Day Conference and Webcast that was originally scheduled to be held on Tuesday, September 22, 2020 has been changed and will be held on Thursday, October 8, 2020 at 10:00 a.m. PT.

DPW’s CEO and Chairman, Milton “Todd” Ault, III said, “We are looking forward to hosting our Second Annual Investor Day Conference. We have many initiatives in the works that we would like to include in our presentations for investors on October 8th. The updated timing of this conference enables us to more fully educate our stockholders, investors and others about our value proposition and the progress we are making to grow the business and improve our bottom line.”

The investor day will be hosted by Milton “Todd” Ault, III, DPW’s CEO and Chairman, William B. Horne, DPW’s President and Kenneth S. Cragun, DPW’s Chief Financial Officer.

In addition to the hosts, the presenters will include:

•	Jonathan Read, CEO of the Company’s global defense business, Gresham Worldwide, Inc.

•	Amos Kohn, President and CEO of the Company’s power electronics business, Coolisys Technologies Corp.

•	Darren Magot, CEO Ault Alliances, Inc., which includes Digital Power Lending, LLC and the Company’s media initiatives

This Second Annual Investor Day virtual meeting will be available via Zoom as well as a conference call dial in and will be open to stockholders, research analysts, investment bankers, press and any other interested parties. Pre-registration is mandatory. To register, please use this link, https://zoom.us/webinar/register/WN_aDOw7sM-QDiZGspIXuqYow.

For more information, DPW recommends that stockholders, investors and any other interested parties read the Company’s public filings and press releases available under the Investor Relations section at http://www.DPWHoldings.com or available at www.sec.gov.

About DPW Holdings, Inc.

DPW Holdings, Inc. is a diversified holding company pursuing growth by acquiring undervalued businesses and disruptive technologies with a global impact. Through its wholly and majority-owned subsidiaries and strategic investments, the Company provides mission-critical products that support a diverse range of industries, including defense/aerospace, industrial, telecommunications, medical, and textiles. In addition, the Company extends credit to select entrepreneurial businesses through a licensed lending subsidiary. DPW’s headquarters are located at 201 Shipyard Way, Suite E, Newport Beach, CA 92663; www.DPWHoldings.com.

Forward-Looking Statements

This press release contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10-K, 10-Q and 8-K. All filings are available at www.sec.gov and on the Company’s website at www.DPWHoldings.com.

Contacts:

IR@DPWHoldings.com or 1-888-753-2235